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                                                                   EXHIBIT 10.28


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                          SUBORDINATED PROMISSORY NOTE
                                (1998 TERM LOAN)

Delivered To:                   The Board of Trustees of the Policemen and
                                Firemen Retirement System of the City of Detroit

By:                             MCA Financial Corp.
                                MCA Mortgage Corporation
                                Mortgage Corporation of America
                                Mortgage Corporation of America, Inc.
                                Rimco Realty and Mortgage Co.
                                Complete Financial Corp.
                                Securities Corporation of America


Date:                           March ___, 1998

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                          SUBORDINATED PROMISSORY NOTE
                                (1998 TERM LOAN)


PRINCIPAL AMOUNT: $30,000,000.00                               DETROIT, MICHIGAN


DUE DATE: JANUARY 31, 2010                                DATED: MARCH __, 1998





         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrowers"), jointly and severally promise to pay to the order of The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit (hereinafter referred to as "Lender") at its offices located at 908 City-County Building, Detroit, Michigan 48221, or at such other place as Lender may designate in writing, the principal sum of Thirty Million and No/100 ($30,000,000.00) Dollars, or such lesser sum as has been advanced by Lender, plus interest as hereinafter provided, in lawful money of the United States, due Lender by Borrowers. This Subordinated Promissory Note (Term Loan) ("Note") is executed and delivered pursuant to a Second Loan and Financing Agreement between Lender and Borrowers dated of even date herewith, including all amendments, modifications, alterations, and extensions thereto, and restatements thereof ("Loan Agreement") and all terms defined in the Loan Agreement and used herein shall have the meaning ascribed to them in the Loan Agreement, except as otherwise expressly provided herein.

         1. INTEREST. The unpaid principal balance outstanding from time to time under this Note shall bear interest on a basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate of twelve (12.00%) percent (the "Effective Interest Rate") . For the purposes hereof, the Escrow Funds shall not be a credit against the principal balance outstanding under this Note.

         2. PAYMENTS. This Note shall be repaid by (x) quarterly installments of interest only ("Stipulated Quarterly Interest Payments"), commencing on the first (1st) Business Day of March, 1998, and continuing on the first (lst) Business Day of each June, September, December and March (each hereinafter referred to as a "Quarterly Payment Date"), which shall be paid to Lender, and
(y) Required Escrow Principal Payments (as and when due under the Loan Agreement), until the first (1st) Business Day in the month of March, 2007 (hereinafter referred to as the "Amortization Commencement Date"), which shall be paid to Escrow Agent. Commencing on the Amortization Commencement Date, this Note shall be repaid by consecutive equal quarterly installments of principal and interest ("Stipulated Quarterly Principal and Interest Payments") paid to Lender (such payments first applied to interest accrued hereunder and the balance, if any, to principal) and continuing on each Quarterly Payment Date thereafter, until the Due Date of this Note, in an amount sufficient to amortize and pay in full the principal balance outstanding on the Amortization Commencement Date, together with interest at the Effective Interest Rate, by the Due Date of this Note. On the Due Date, the unpaid principal balance and all accrued interest thereon shall be due and payable in full.





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         3. METHOD OF PAYMENT. Any payment made by mail will be deemed tendered and received only upon actual receipt at the address of Lender or Escrow Agent designated for such payment whether or not Lender has authorized payment by mail or any other manner. Borrowers hereby expressly assume all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner.

         4. NON-WAIVER. No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Note shall be deemed to constitute a course of conduct inconsistent with the Lender's right at any time, before or after any Event of Default, to demand strict adherence to the terms of this Note.

         5. PREPAYMENT. Borrowers may prepay this Note, in whole but not in part, at any time, in accordance with the following:

         (a) Borrowers shall give to Lender and each Senior Lender, Twenty (20) Business Days prior written notice of the prepayment date ("Prepayment Date"); and

         (b) On the Prepayment Date, Borrowers shall pay to Lender in good U.S. Funds, the total amount of the Indebtedness, plus a prepayment fee ("Prepayment Fee") calculated in accordance with the following:


                                                                                 Prepayment Fee
                                                             (Calculated by applying the following percentage(s) to
                     Prepayment Date                          the Principal Balance outstanding on the Prepayment
          (Occurring in the following period(s))                                     Date)
           February 1, 1998 - January 31, 1999                                         5%
           February 1, 1999 - January 31, 2000                                         4%
           February 1, 2000 - January 31, 2001                                         3%
           February 1, 2001 - January 31, 2002                                         2%
           February 1, 2002 - January 31, 2003                                         1%
           February 1, 2003 - January 31, 2004                                         1%
           February 1, 2004 - January 31, 2005                                         1%
           February 1, 2005 - January 31, 2006                                         1%
           February 1, 2006 - January 31, 2007                                         1%
           February 1, 2007 - January 31, 2008                                         1%
           February 1, 2008 - January 31, 2009                                         1%
           February 1, 2009 - January 31, 2010                                         1%

         (c) In addition to the foregoing, and in order to avoid Borrower's evasion of the Prepayment Fee, the Prepayment Fee shall be calculated and be due and payable, whether or not any prepayments are made, upon the date of acceleration of the Indebtedness following the occurrence of a Matured Event of Default.




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         (d) Required Escrow Principal Payments shall not be deemed prepayments.



         6. MAXIMUM RATE OF INTEREST. Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or will operate to require the Borrowers to pay, or be charged, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest or other charges, charged, paid or payable by the Borrowers in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by the applicable law as aforesaid, then any and all such excess shall be and the same is hereby waived by the holder, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Lender shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate then permitted to be charged by stipulation in writing between Lender and Borrowers, at the option of Lender, shall immediately become due and payable.

         7. ACCELERATION/COSTS OF COLLECTION/DEFAULT RATE/LATE CHARGES. Upon the occurrence of a Matured Event of Default as set forth in the Loan Agreement and acceleration by Lender, the entire unpaid principal balance and all accrued interest shall be immediately due and payable, together with (to the extent permitted under applicable law) the reasonable costs, attorney's fees, and outside consultants' fees reasonably incurred by Lender in collecting or enforcing payment, and all other portions of the Indebtedness. During any period of an Event of Default as defined in the Loan Agreement, the outstanding principal amount hereof shall bear interest at a rate which is equal to an additional five (5%) percent per annum. If any required installment is not paid within seven (7) Business Days from the date same is due, then, at the option of Lender, in addition to all other sums due hereunder, a late charge of not more than three cents ($.03) for each dollar of the installment so overdue may be charged.

         8. ESCROW FUNDS. Borrowers by execution hereof, and Senior Lenders by execution of a counterpart of the Request for Approval hereinafter provided, acknowledge that (x) the Escrow Agreement is solely for the benefit of Lender in disbursing and collecting funds, (y) the Escrow Agent is solely the agent of Lender, and (z) all Escrow Funds are the sole and exclusive property of Lender, and Borrowers and Senior Lenders shall have no right, title or interest in any of the Escrow Funds, or any claim for any of the foregoing with respect to the Escrow Funds, provided however, that any sums delivered to the Escrow Agent by Borrowers that are in excess of Required Escrow Principal Payments at the time of delivery ("Excess Escrow Payments") shall be returned by Escrow Agent (to the extent the amount of such Excess Escrow Payments are in the Escrow Account) to Borrowers, provided Escrow Agent shall have received written demand of any Senior Lender within One Hundred Eighty (180) calendar days of the date of receipt of such Excess Escrow Payments.

         9. APPLICATION OF PAYMENTS. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, and if such Event of Default



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becomes a Matured Event of Default, Lender shall be entitled to exercise all rights conferred upon it by this instrument upon occurrence of a Matured Event of Default.

         10. WAIVERS. Borrowers hereby waive presentment for payment, demand, notice of non-payment (except such notice, if any, as required under the Loan Agreement), notice of protest and protest of this Note, diligence in collection or bringing suit. The liability of Borrowers shall be absolute and unconditional, without regard to the liability of any other party hereto. Notwithstanding the foregoing if an Event of Default or Matured Event of Default occurs (other than (x) an Insolvency Event, or (y) a Senior Lender Default), Lender shall give Thirty (30) calendar days prior written notice to the Senior Lenders before Lender (a) accelerates the Indebtedness, and (b) exercise or enforces its rights under the Loan Agreement. In all events the Senior Lender, Borrowers and Lender, agree that upon an Insolvency Event, or acceleration of any Senior Debt, the Indebtedness evidenced by the Note shall be accelerated, due and payable, without notice by Lender to Senior Lenders or Borrowers, provided however, notwithstanding such acceleration, and the rights incident thereto, the Indebtedness shall not be paid until the Senior Debt is paid in full.

         11. ADDITIONAL TERMS/INCORPORATION. This Note is executed pursuant to the Loan Agreement and the Related Documents therein described. Reference is hereby made to said Loan Agreement and Related Documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures or accelerates.

         12. SUBORDINATION AGREEMENTS. Notwithstanding anything herein contained, this Note and the payments due thereunder (excluding any Escrow Funds, but subject to Section 8 of this Note), are hereby expressly subordinated to the Senior Debt (as hereinafter defined), in accordance with, and subject to the following ("Subordination Agreements"):

         (a) All payments due hereunder from the Borrowers shall be paid in accordance with the terms hereof, until Lender has received a written notice from any Senior Lender that a Senior Debt Default exists, at which time no payments under the Note may be paid by Borrowers nor collected or demanded by Lender; provided further however, that any sums delivered to Lender by Borrowers, whether or not a Senior Debt Default exists, that are in excess of Stipulated Quarterly Interest Payments or Stipulated Quarterly Principal and Interest Payments ("Excess Stipulated Payments") shall be returned to Borrowers, provided Lender shall have received written demand of any Senior Lender within one Hundred Eighty (180) calendar days of the receipt of such Excess Stipulated Payments.

         (b) In the event the Senior Debt Default referenced in Section 12(a) above is cured or no longer exists, the Senior Lender sending the notice of the Senior Debt Default shall promptly notify Lender and Lender's Authorized Agent by facsimile at (810) 352-0018, Attn: Jon A. Woods (or as such notification may be changed by Lender from time to time) , and the payments so deferred as a result of Section 12(a) shall be paid within two (2) Business Days of such notice and payments thereafter due hereunder shall be made and continue until
Section 12(a) is thereafter complied with. In the event a Senior Debt Default continues, this Note and the payments due hereunder shall continue to be subordinated to the full payment of the Senior Debt



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to which the Senior Debt Default applies. Any sums received by Lender in violation of these Subordination Agreements after notice of a Senior Debt Default as herein required shall be paid over to the Senior Lenders, and until so paid shall be held by Lender in trust for the benefit of the Senior Lenders.

         (c) The amount of the Senior Debt owed to a Senior Lender to which this Note and the payments due thereunder is subordinated, shall not exceed the amount of such Senior Debt outstanding in accordance with each Request For Approval applicable thereto.

         (d) All Senior Debt shall rank pari passu (except to the extent provided otherwise in the applicable Senior Debt Documents), but the same shall not be deemed inconsistent with the other provisions hereof.

         (e) Lender shall give the Senior Lenders a copy of any notice to any of the Borrowers, which sets forth a Matured Event of Default (as defined in the Loan Agreement).

         13. ADDITIONAL DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

         (a) "AUTHORIZED AGENT" shall mean Plante & Moran, L.L.P. or any substitute thereof designated by Lender in writing to Borrowers, from time to time.

         (b) "SENIOR LENDERS" shall mean the holders of the Senior Debt, who:

            (i) have been approved by Lender (or by Lender's Authorized Agent) by the execution of a Senior Lender Approval in the form attached hereto after receipt by Lender of a Request For Approval in the form attached hereto; and

            (ii) have been authorized by the Senior Lender Approval to receive delivery of a true copy of this Note; and

            (iii) have returned to Lender an executed counterpart of the Request For Approval.

            (iv) Notwithstanding the foregoing, any holder who on the date hereof or at any time hereafter is approved as a Senior Lender under the terms of Borrowers' Subordinated Promissory Note (Term Loan) to Lender dated July 18, 1996 shall automatically be deemed to be a Senior Lender for purposes of this Note without the need for submission of a Request for Approval hereunder or the receipt of any additional approval from Lender or Lender's Authorized Agent, and the debt held by any such holders shall automatically be deemed to constitute Senior Debt for all purposes hereunder.

         14. AGENT FOR LENDERS. A Senior Lender who acts as agent for other Senior Lenders or participants with respect to Senior Debt may execute and deliver a Request for Approval on behalf of the Senior Lenders and participants for whom it acts as agent as well as its own behalf, and such execution shall be deemed equivalent to execution by such Senior Lenders or participants, subject only to the right of Lender's Authorized Agent to verify the authority of the Senior Lender who executes the Request for Approval to act on behalf of the parties so bound.



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IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the date first above written.



    MCA FINANCIAL CORP.,                           MCA MORTGAGE CORPORATION,
   A MICHIGAN CORPORATION                         A MICHIGAN CORPORATION

By: ________________________________       By: ________________________________


Its: _______________________________       Its: _______________________________



  MORTGAGE CORPORATION OF AMERICA,             MORTGAGE CORPORATION OF AMERICA,
      A MICHIGAN CORPORATION                       INC. AN OHIO CORPORATION


By: ________________________________       By: ________________________________


Its: _______________________________       Its: _______________________________



     RIMCO REALTY AND MORTGAGE CO.,                COMPLETE FINANCIAL CORP.,
        A MICHIGAN CORPORATION                      A MICHIGAN CORPORATION


By: ________________________________       By: ________________________________


Its: _______________________________       Its: _______________________________



                       SECURITIES CORPORATION OF AMERICA,
                             A MICHIGAN CORPORATION


                     By: __________________________________


                     Its: _________________________________






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



                              REQUEST FOR APPROVAL


The undersigned Borrowers and Senior Lender hereby request approval of the following Senior Lender and Senior Debt; and (x) certify, represent, warrant and covenant that the information and documents submitted herewith in Section 1, 2 and 3 are true and accurate, and (y) agree (except where separately stated as to the Senior Lender or Borrowers) to the provisions of Section 4, 5, 6 and 7. Terms defined in the Subordinated Promissory Note (1998 Term Loan) dated March ___, 1998, as amended, modified, extended, or restated from time to time ("Note") have the same meanings when used herein, unless otherwise defined herein.

         1. Name of Senior Lender


         2. Terms and Conditions of Senior Debt:


         (a) Type of Senior Debt:


         (b) Maximum Principal Amount of Senior Debt that may be outstanding (including any formulas):






         (c) Interest Rate of Senior Debt:


         (d) Use of Proceeds of Senior Debt:




         (e) Expiration/Termination/Due Date of Senior Debt:


         3. Copies of Senior Debt Documents. The undersigned hereby certify that attached hereto are true and accurate copies of the Senior Debt Documents.

         4. Amendment/Modification/Waivers The Senior Lender and Borrowers hereby certify, represent, warrant and covenant that no amendments, modifications, or waivers of any terms, conditions, covenants, agreements, duties, provisions, or undertakings under the Senior Debt Document will be made without Lender's written consent, and no waiver of any breach, failure, violation, or other non-observance or non-performance under the Senior Debt Documents





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will be made without Lender's written consent, in any such case that results in an increase of the amount of the Senior Debt to which the Indebtedness is subordinated (other than increases attributable to the application of default rates of interest or other charges and expenses payable by Borrowers upon default under any Senior Debt, as provided in the Senior Debt Documents). The Lender's consent shall not be unreasonably withheld. In the event of any such increase, the provisions of Section 12C of the Subordinated Promissory Note (Term
Loan) shall apply.

         5. Notice of Senior Debt Default. The Senior Lender hereby certifies, represents, warrants and covenants that it will deliver to Lender, a copy of any notice to any of the Borrowers, which sets forth a Senior Debt Default, provided further the failure to deliver such notice shall not affect the Subordination Agreements.

         6. Senior Debt to Net Worth Ratio. The Borrowers hereby certify, represent, warrant and covenant, that if this Request For Approval is approved, that after giving effect thereto, there will not be, on the date of execution of the Counterpart, (x) any violation of the Senior Debt to Net Worth Ratio, or (y) any Senior Lender Default.

         7. Defaults. The Borrowers hereby certify, represent, warrant and covenant that if this Request For Approval is approved, that after giving effect thereto, on the date of the execution of a Counterpart, that no Event of Default exists or will be created thereby.

         8. Senior Lender's Acknowledgment and Agreement. Effective upon the execution by Lender's Authorized Agent of Lender's Approval of Senior Lender, the undersigned Senior Lender, on behalf of itself and any lenders or participants for which it is authorized to act as agent under the terms of the Senior Debt Documents, agrees to the Subordination Agreements contained in the Subordinated Promissory Note (Term Loan), subject to the matters set forth in the Request For Approval. Without limiting the generality of the foregoing, the undersigned Senior Lender specifically certifies, represents, warrants-and covenants that as of the date hereof, the undersigned has not delivered a Notice of Senior Debt Default.



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         This Request for Approval is delivered in connection with the Note.
This Request for Approval is executed on _______________________.



                                SENIOR LENDER

                    By: __________________________________


                   Its: __________________________________





         MCA FINANCIAL CORP.,                     MCA MORTGAGE CORPORATION,
        A MICHIGAN CORPORATION                      A MICHIGAN CORPORATION


By: __________________________________      By: ________________________________


Its: _________________________________      Its: _______________________________



   MORTGAGE CORPORATION OF AMERICA,                  MORTGAGE CORPORATION OF
        A MICHIGAN CORPORATION                            AMERICA, INC.
                                                       AN OHIO CORPORATION


By: __________________________________      By: ________________________________


Its: _________________________________      Its: _______________________________



    RIMCO REALTY AND MORTGAGE CO.,                COMPLETE FINANCIAL CORP.,
        A MICHIGAN CORPORATION                      A MICHIGAN CORPORATION


By: __________________________________      By: ________________________________


Its: _________________________________      Its: _______________________________



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                       LENDER'S APPROVAL OF SENIOR LENDER


         The undersigned Authorized Agent of Lender hereby:


         1. Approves the Senior Lender and Senior Debt in reliance on the foregoing, provided however (x) a breach by the Borrowers of Section 6 and 7 shall not affect the rights of the Senior Lender under the Subordination Agreements, and (y) a breach by Senior Lender of Section 4 or Section 5 shall be limited to the effect as therein provided.


         2. Authorizes a true copy of the Subordinated Promissory Note (1998 Term Loan) to be delivered to Senior Lender.


         3. Agrees that the Subordination Agreements contained in the Subordinated Promissory Note (1998 Term Loan) shall be in effect with respect to the Senior Debt and Senior Lender herein referenced, subject to Sections 3 and 4 above, upon receipt by the undersigned Authorized Agent of an executed Counterpart hereof.


               THE BOARD OF TRUSTEES OF THE POLICEMEN AND FIREMEN
                    RETIREMENT SYSTEM OF THE CITY OF DETROIT



                By: Plante & Moran, L.L.P., its Authorized Agent




                     By: __________________________________


                     Its: __________________________________





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